Dreyfus Stock Index Fund, Inc.
Summary Prospectus May 1, 2012
Initial Shares Service Shares

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/vifunddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or 516-338-3300 or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated May 1, 2012 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks to match the total return of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500® Index).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. These figures do not reflect any fees or charges imposed by participating insurance companies under their Variable Annuity contracts (VA contracts) or Variable Life Insurance policies (VLI policies).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Shares	Service Shares
Management fees	.25	.25
Distribution and/or service (Rule 12b-1) fees	none	.25
Other expenses (including shareholder services fees)	.02	.02
Total annual fund operating expenses	.27	.52

Example

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not reflect fees and expenses incurred under VA contracts and VLI policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Shares	$28	$87	$152	$343
Service Shares	$53	$167	$291	$653

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 3.27% of the average value of its portfolio.

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Principal Investment Strategy

To pursue its goal, the fund generally is fully invested in stocks included in the S&P 500® Index and in futures whose performance is tied to the index. The fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the index. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P weights each company's stock in the index by its market capitalization, adjusted by the number of available float shares divided by the company's total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. The fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

"Standard & Poor's®," "S&P®," "Standard & Poor's® 500," and "S&P 500®" are trademarks of Standard & Poor's Financial Services LLC and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the fund.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Initial shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Performance information reflects the fund's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, policyowners should consider them when evaluating and comparing the fund's performance. Policyowners should consult the prospectus for their contract or policy for more information.

Year-by-Year Total Returns as of 12/31 each year (%) Initial Shares
Best Quarter Q2, 2009: 15.87% Worst Quarter Q4, 2008: -22.00%

Dreyfus Stock Index Fund Summary	2

Average Annual Total Returns (as of 12/31/11)
	1 Year	5 Years	10 Years
Initial Shares	1.88%	-0.45%	2.69%
Service Shares	1.62%	-0.70%	2.43%
S&P 500 Index reflects no deduction for fees, expenses or taxes	2.09%	-0.25%	2.92%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, Mellon Capital Management Corporation (Mellon Capital), to serve as the fund's index fund manager. Thomas J. Durante, Karen Q. Wong and Richard A. Brown are the fund's primary portfolio managers. Thomas Durante has been the primary portfolio manager of the fund since March 2000. Mr. Durante is a senior portfolio manager with Mellon Capital, and an employee of The Dreyfus Corporation. Ms. Wong and Mr. Brown have been primary portfolio managers of the fund since June 2010. Ms. Wong is a managing director of equity index strategies with Mellon Capital, and Mr. Brown is a director of equity portfolio management with Mellon Capital. Ms. Wong and Mr. Brown also are employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

Fund shares are offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies. Individuals may not purchase shares directly from, or place sell orders directly with, the fund. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the fund assumes no responsibility. Policyowners should consult the prospectus of the separate account of the participating insurance company for more information about buying, selling (redeeming), or exchanging fund shares.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains. Since the fund's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to policyowners. For this information, policyowners should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as an insurance company), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Dreyfus Stock Index Fund Summary	3

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Dreyfus Stock Index Fund Summary	4